Exhibit 10.5

Certain identified information (indicated by “[***]”) has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of June 15, 2023 by and among Casa Systems, Inc., a Delaware corporation (the “Company”), and the lenders named in (i) that certain Exchange Agreement (the “Exchange Agreement”), dated June 15, 2023, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacities, together with its successors and assigns in such capacities, the “Agent”) for the secured parties and (ii) that certain Superpriority Credit Agreement, dated June 15, 2023, among the Company, the Agent, Delaware Trust Company, as collateral agent, and the lenders party thereto (together with the Exchange Agreement, the “Issuance Agreements”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the board of directors of the Company, after consultation with counsel to the Company, would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not contain a material misstatement of fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, would not be required to be publicly disclosed at such time but for the filing of such Registration Statement, and which information the Company has a bona fide business purpose for not disclosing publicly at such time.

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Affiliated Fund” means, with respect to any Lender, (a) any Affiliates (including at the institutional level) of such Lender or any fund, account (including any separately managed accounts) or investment vehicle that is controlled, managed, advised or sub-advised by such Lender, an Affiliate of such Lender or by the same investment manager, advisor or subadvisor as such Lender or an Affiliate of such Lender or any fund, account or investment vehicle which is controlled, managed, advised or sub-advised by an Affiliate of a Lender’s investment manager, advisor or sub-advisor, or (b) one or more special purpose vehicles that are, directly or indirectly, wholly-owned by such Lender and its Affiliates.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

“Effectiveness Deadline” means the date which is the earlier of (i) if the Registration Statement does not become subject to any review or comment process by the SEC, four (4) Business Days after the Company receives written notification from the Staff of the SEC (the “SEC Staff”) that the Registration Statement will not become subject to any review or comment process by the SEC Staff and the Company fails to request to accelerate the effectiveness of the Registration Statement and (ii) if the Registration Statement becomes subject to any review or comment process by the SEC, the date that is as soon as practicable after the SEC Staff provides verbal or written indication that it has completed its review of such Registration Statement, it being understood that the Company shall use its reasonable best efforts to address any such comments as promptly as practicable in accordance with Section 3(a).

“Lenders” shall mean the lenders identified in the Issuance Agreements and any Affiliate, Affiliated Fund or other transferee, assignee or designee of any lender who is a subsequent holder of any Warrants, any Registrable Securities, or any rights thereto.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the Warrant Shares and any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security (a) upon sale of such security pursuant to a Registration Statement or Rule 144 under the 1933 Act, (b) such security having been otherwise transferred, a new certificate for such security not bearing a legend restricting further transfer having been delivered by the Company (or the book-entry record of such security not noting any such transfer restriction) and subsequent public distribution of such security not requiring registration under the 1933 Act; or (c) when such security may be sold without registration pursuant to Rule 144 promulgated under the 1933 Act (or any successor rule promulgated thereafter by the SEC) (but with no volume or other restrictions or limitations).

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including any Prospectus, post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Lenders” means the Lenders representing a majority of the Registrable Securities (excluding, for purposes of this determination, any Lender that is the Company, its directors, officers or any of its or their Affiliates, but including any Lender who has the right to acquire any Registrable Securities pursuant to any Warrant or right thereto).

“SEC” means the U.S. Securities and Exchange Commission.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

“Warrants” means, the warrants to purchase shares of Common Stock issued to the Lenders pursuant to the Issuance Agreements.

“Warrant Agreement” means that certain Warrant Agreement between the Company and American Stock Transfer & Trust Company, LLC, dated as of the date hereof (the “Warrant Agreement”) pursuant to which the Warrants are issued by the Company.

2. Registration.

(a) Registration Statements.

(i) No later than the thirtieth (30th) day immediately following the date that any of the Warrants (other than the Springing Warrants (as defined in the Warrant Agreement)) are issued pursuant to the Issuance Agreements, including the date that any of the Warrants are initially issued pursuant to the Issuance Agreements and any date on which any of the Warrants are subsequently issued pursuant to the terms of the Warrant Agreement and the Issuance Agreements after such initial issuance date, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 or its successor form or an amendment to an existing Registration Statement on Form S-3 or its successor form (or, if the Company is ineligible to use Form S-3, a Registration Statement on Form S-1 or an amendment to an existing Form S-1) for an offering to be made on a continuous basis pursuant to Rule 415 of the 1933 Act registering the resale from time to time pursuant to any method or combination of methods legally available to, and requested by, the Lenders of all of the Registrable Securities then held by such Lenders that are not covered by an effective Registration Statement. Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Registrable Securities resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company has obtained a waiver from each person who has piggyback registration rights with respect to the registration of such Registrable Securities or any offering thereunder (which waiver has been provided to Counsel). The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(d) to the Lenders and Counsel (as defined below) prior to its filing or other submission. Notwithstanding any other provision of this Section 2(a), if the SEC Staff does not permit all of the Registrable Securities to be registered on the Registration Statement filed pursuant to this Section 2(a)(i) or Section 2(a)(ii) or requires any Lender to be named as an “underwriter”, then the Company shall use its reasonable best efforts to persuade the SEC Staff that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Lenders is an “underwriter”

or that the number of shares the Company is eligible to register on the Registration Statement should not be so limited. Notwithstanding the Lender’s rights set forth in this Section 2(a)(i), in connection with the filing of any Registration Statement that registers any Registrable Securities to be issued with respect to the Springing Warrants to which any Original Warrant Party (as defined in the Warrant Agreement) has a right, (A) the Company shall not be obligated to file more than (x) three (3) such Registration Statements during any calendar year or (y) nine (9) such Registration Statements pursuant to this Section 2(a)(i), (B) such Registration Statement shall not include the registration of an aggregate number of less than 50,000 Registrable Securities (after giving effect to stock splits and other equitable adjustments from time to time) and (C) each Lender shall be limited to making one written demand for the filing of such a Registration Statement in any calendar year (for purposes of clarity, any written demand of one Lender shall count as a written demand for all Affiliated Funds of any such Lender; provided, however, that such Affiliated Funds are neither obligated to nor otherwise restricted from participating in such registration). In the event that the Company will be filing a Registration Statement that registers any Registrable Securities with respect to the Springing Warrants to which any Original Warrant Party has a right, the Company shall promptly furnish the other Lenders (including any other Original Warrant Party having rights to Springing Warrants or the Registrable Securities underlying such Springing Warrants) with not less than ten (10) days’ written notice prior to the proposed date of the filing of such Registration Statement. If such other Lenders (including any other Original Warrant Party having rights to Springing Warrants or the Registrable Securities underlying such Springing Warrants) decide to include any Registrable Securities to which they have a right on such Registration Statement, such other Lenders (including any other Original Warrant Party having rights to Springing Warrants or the Registrable Securities underlying such Springing Warrants) shall give written notice to the Company within ten (10) days of the receipt of the Company’s notice and the Company shall include such Registrable Securities for registration in such Registration Statement.

(ii) No later than the thirtieth (30th) day immediately following the written demand of any of the Lenders, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 or amend the Registration Statement filed pursuant to clause (a)(i) above, if such Registration Statement has not previously been declared effective (or, if the Company is ineligible to use Form S-3, a Registration Statement on Form S-1) for an offering to be made on a continuous basis pursuant to Rule 415 of the 1933 Act registering the resale from time to time pursuant to any method or combination of methods legally available to, and requested by, the Lenders of all or a portion of the Registrable Securities then held by such Lenders or which such Lenders are entitled to pursuant to the Issuance Agreements and the Warrants that are not covered by an effective Registration Statement to effect a registration for resale of such additional Registrable Securities not covered by an effective resale registration statement, including any additional Registrable Securities that become issuable upon the exercise of the Warrants pursuant to the terms of the Warrants (the “Additional Registrable Securities”). Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The Company shall use its reasonable best efforts to obtain from each person who has piggyback registration rights with respect to the registration of such Additional Registrable Securities a waiver of those rights with respect to such Registration Statement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(d) to the Lenders and Counsel prior to its filing or other submission.

(b) Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading or quoted, if any, (B) with respect to compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Lenders) and (C) if not previously paid by the Company, with respect to any filing that may be required to be made by any broker through which a Lender intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110 or any similar rule of FINRA, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing any Prospectuses if the printing of prospectuses is reasonably requested by the Lenders representing a majority of the Registrable Securities (excluding, for purposes of this determination, any Lender that is the Company, its directors, officers or any of its or their Affiliates) included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) insurance with respect to liability for violations under the 1933 Act or the 1934 Act or any rules promulgated thereunder, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable, documented fees and disbursements to one firm or counsel selected by the Required Lenders (which initially shall be Akin Gump Strauss Hauer & Feld LLP (such designated firm, “Counsel”)), including, for the avoidance of doubt, any reasonable, documented expenses of counsel to the Lenders in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder; provided, that the amounts payable to Counsel by the Company in connection with the foregoing shall not be reduced or otherwise limited by the amounts payable by the Company under the Issuance Agreements.

(c) Effectiveness.

(i) The Company shall use its reasonable best efforts to have any Registration Statement declared effective as soon as practicable, but, in any event, no later than the Effectiveness Deadline. The Company shall notify the Lenders by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and, upon request from a Lender, shall provide such Lender with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) The Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2(c) for not more than sixty (60) consecutive days, with a subsequent permitted trading window of at least forty-five (45) consecutive days, and not more than two (2) times in any twelve (12) month period, if the Company is engaged in a material merger, acquisition or sale or any other pending material development involving the Company and the board of directors of the Company determines in good faith that, as a result of such activity, it is in the best interests of the Company to suspend sales under such Registration Statement at such time because the continuation of such sales would require the inclusion of Adverse Disclosure relating to such activity in such Registration Statement (an “Allowed Delay”). The Company shall promptly (a) notify the Lenders in writing of the existence of (but in no event, without the prior written consent of a Lender, shall the Company disclose to such Lender any of the facts or circumstances regarding) an Allowed Delay, (b) advise the Lenders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use its reasonable best efforts to terminate an Allowed Delay as promptly as practicable.

(d) Piggy-back Rights.

(i) The Lenders shall have the right to include the Registrable Securities as part of any underwritten public offering of securities conducted by the Company (other than (A) in connection with a transaction contemplated by Rule 145(a) promulgated under the 1933 Act or (B) pursuant to Form S-8 or any equivalent form), whether for its own account or for the account of any other Person; provided, however, that if, the managing underwriter(s) of such public offering (including for the avoidance of doubt, any “bought deal,” “registered direct offering” or “overnight transaction”) advises the Company, any selling stockholders participating in such offering and the participating Lenders in writing that, in their opinion, the total amount of securities that the Company, such Lenders and any other holders entitled to participate in such offering propose to include in such offering is such as to materially adversely affect the price, timing or distribution of such offering, then the Company shall be obligated to include in such offering and the applicable registration statement only such limited portion of the Registrable Securities with respect to which the Lender requested inclusion hereunder as the underwriter shall reasonably permit after the inclusion of any securities by the Company or the holders of Common Stock that obtained registration rights from the Company pursuant to that certain Registration Rights Agreement, dated as of April 26, 2010, as applicable. Any exclusion of Registrable Securities shall be made pro rata among the Lenders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Lenders. All Lenders proposing to distribute their Registrable Securities through an offering under this Section 2(d) shall enter into an underwriting agreement in customary form with the underwriters selected for such offering by the Company or such holder of Common Stock that have registration rights, as applicable.

(ii) In the event of such a proposed offering in which the Lenders have the right to participate in accordance with Section 2(d)(i), the Company shall promptly furnish the Lenders with not less than fifteen (15) Business Days’ written notice prior to the proposed date of the offering. Such notice to the Lenders shall continue to be given for each offering until such time as all of the Registrable Securities have been sold by the Lenders. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice within ten (10) days of the receipt of the Company’s notice. If a Lender decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Lender shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. There shall be no limit on the number of times the Lenders may request registration under this Section 2(d).

(iii) Notwithstanding the foregoing, any Lender may deliver written notice (an “Opt-Out Notice”) to the Company at any time, including by checking the appropriate box on the signature page hereto, requesting that such Lender not receive notice from the Company of any proposed registration or offering; provided, however, that such Lender may later revoke any such Opt-Out Notice in writing.

3. Company Obligations. The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, respond as promptly as practicable to any comments received from the SEC or the SEC Staff, and each of the Lenders shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by such Lender with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b) use reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold or otherwise cease to be Registrable Securities (the “Effectiveness Period”) and advise the Lenders in writing when the Effectiveness Period has expired;

(c) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(b) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(d) provide copies to and permit Counsel to review each Registration Statement and all amendments and supplements thereto no less than five (5) Business Days prior to their filing with the SEC and in good faith consider incorporating into such Registration Statement, amendment or supplement any comments of such Counsel received by the Company within three (3) Business Days of furnishing such copy;

(e) furnish to the Lenders and their Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary and final Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the SEC Staff, and each item of correspondence from the SEC or the SEC Staff, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as each Lender may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Lender that are covered by the related Registration Statement;

(f) use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness (other than any Allowed Delay) and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(g) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the Lenders and Counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Lenders and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(g), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(g), or (iii) file a general consent to service of process in any such jurisdiction;

(h) use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(i) immediately notify the Lenders, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such Lender a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(j) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act;

(k) if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock or other securities, as applicable, then registered in the Registration Statement, the Company shall promptly file an additional Registration Statement covering the resale by the Lenders of not less than the number of such Registrable Securities; and

(l) with a view to making available to the Lenders the benefits of Rule 144 promulgated under the 1933 Act (“Rule 144”) (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Lenders to sell securities of the Company, including the Registrable Securities, to the public without registration, the Company covenants that it will (i) if it is subject to the reporting requirement of 13 or 15(d) of the 1934 Act, file in a timely manner all reports and other documents required, if any, to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted thereunder or (ii) if it is not subject to the reporting requirement of 13 or 15(d) of the 1934 Act, make available information necessary to comply with Section 4(a)(7) of the 1933 Act and Rule 144, if available, with respect to resales of the Registrable Securities under the 1933 Act, at all times, all to the extent required from time to time to enable such Lender to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Section 4(a)(7) of the 1933 Act and Rule 144 promulgated under the 1933 Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the reasonable request of any Lender of Registrable Securities, the Company will deliver to such Lender a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

4. Due Diligence Review; Information. The Company shall make available, upon reasonable notice and during normal business hours, for inspection and review by the Lenders, advisors to and representatives of the Lenders (who may or may not be affiliated with the Lenders), all financial and other records, pertinent corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Lenders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all reasonable questions and other inquiries made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement, in each case, for the sole purpose of enabling the Lenders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; provided, that, unless the disclosure of such records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 4 if (a) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (b) if either (i) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (ii) the Company reasonably determines in good faith that such records are confidential and so notifies the Lenders, advisors to and representatives of the Lenders in writing, unless prior to furnishing any such information with respect to clause (b) such Lender requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Lender agrees that it shall, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the records deemed confidential.

The Company shall not disclose material nonpublic information to the Lenders, or to advisors to or representatives of the Lenders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Lenders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Lender wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of the Lenders.

(a) Each Lender shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be required to effect the registration of such Registrable Securities, shall execute such documents that are necessary in connection with such registration and shall have the objection rights set forth in Section 3(a) related thereto. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Lender of the information from such Lender as is necessary if such Lender elects to have any of the Registrable Securities included in the Registration Statement. Each Lender shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement if such Lender elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Lender, by its acceptance of the Registrable Securities agrees, subject to its rights under Section 3, to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Lender has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

6. Indemnification.

(a) Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Lender and its officers, directors, members, managers, partners, trustees, employees and agents, successors and assigns, each underwriter, broker or any other person acting on behalf of the Lenders and each other person, if any, who controls such Lender within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any failure by the Company to comply with the covenants and agreements contained in this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact or omission or alleged omission contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (iii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (iv) any violation or alleged violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or 1934 Act or any state securities laws in connection with the performance of its obligations under this Agreement; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Lender’s behalf and will reimburse such Lender, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Lender or any such controlling person in writing specifically for use in such Registration Statement or Prospectus. The indemnity provided in this Section 6(a) shall survive the transfer of the Registrable Securities by any Lender to any other person.

(b) Indemnification by the Lenders. Each Lender agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or preliminary or final Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Lender to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any Lender be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Lender in connection with any claim relating to this Section 6 and the amount of any damages such Lender has otherwise been required to pay by reason of such untrue statement or omission) received by such Lender upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party shall not be liable for any settlement of any claim referred to in this Section 6 effected without its written consent.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing sent by email or other electronic means and shall be deemed to have been given upon transmission with confirmed delivery at the following addresses (or at such other addresses as shall be specified by the parties to the Agreement by like notice):

If to the Company, to:

Casa Systems, Inc.

100 Old River Road, #100

Andover, MA 01810

Attention: Edward Durkin, Interim CEO and CFO, and

Timothy Rodenberger, General Counsel

[***]

with a copy (not constituting notice) to:

Sidley Austin LLP

2021 McKinney Avenue

Suite 2000

Dallas, TX 75201

Attention: Kelly M. Dybala and William D. Howell

[***]

If to any Lender, the address set forth on its signature page, with a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Daniel I. Fisher and Jaisohn Im

[***]

8. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a written instrument signed by the Company and the Required Lenders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Lenders; provided, however, that no such amendment shall materially and adversely affect the rights of any Lender (as compared to other Lenders and without giving effect to such Lender’s specific holdings, specific tax or economic position or any other matters personal to such Lender) hereunder without the consent of such Lender. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Lenders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Lenders who hold Registrable Securities may be given by Lenders representing at least a majority of the Registrable Securities (excluding, for purposes of this determination, any Lender that is the Company, its directors, officers or any of its or their Affiliates) being sold by such Lenders pursuant to such Registration Statement.

(b) Assignments and Transfers by Lenders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Lenders and their respective successors and permitted assigns. Any Lender may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities, the Warrants or any rights to the foregoing by such Lender to such person(s) whereupon such person(s) will be treated as a Lender for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as the transferring Lender with respect to the transferred Registrable Securities, Warrants or any rights to the foregoing (except that if the transferee was a Lender prior to such transfer, such transferee shall have the same rights, benefits and obligations with respect to such transferred Registrable Securities, Warrants or any rights to the foregoing as were applicable to Registrable Securities, Warrants or any rights to the foregoing held by such transferee prior to such transfer), provided that (i) the assignee agrees in writing to be bound by the terms and conditions of this Agreement and (ii) provides written notice of assignment to the Company promptly after such assignment is effected.

(c) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Lenders; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor entity in connection with a merger or consolidation of the Company with another entity, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another entity, without the prior written consent of the Required Lenders, after notice duly given by the Company to each Lender.

(d) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement; provided, however, the parties hereto hereby acknowledge that the persons set forth in Section 6 are express third-party beneficiaries of the obligations of the parties hereto set forth in Section 6.

(e) No Inconsistent Agreements; Limitation on Subsequent Registration Rights. Except as disclosed in the SEC Documents (as defined in the Exchange Agreement), the Company has not entered, as of the date hereof, and the Company shall not enter, after the date of this Agreement, without the prior written consent of the Required Lenders of the Registrable Securities outstanding at such time, into any agreement that (i) is inconsistent with or grants registration rights that are more favorable than the rights granted to the Lenders in this Agreement or otherwise conflicts with the provisions hereof or (ii) limits the number of Registrable Shares that would otherwise be included pursuant to this Agreement (unless the number of Registrable Shares that would otherwise be so included are limited on a pro rata basis with the recipients of the applicable registration rights). From and after the date of this Agreement, the Company shall not, without the prior written consent of the Required Lenders file or have declared effective a registration statement for equity securities before the initial Registration Statement required pursuant to Section 2(a)(i) of this Agreement is declared effective. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Required Lenders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in the initial Registration Statement to be filed pursuant to Section 2(a)(i) of this Agreement or in any Registration Statement pursuant to Section 2(d) of this Agreement on a basis that is superior in any material respect to, the piggy-back registration rights granted to the Lenders pursuant to this Agreement.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to the Company. Any signature to this Agreement may be delivered by electronic mail (including PDF) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States federal courts in New York County (and the appellate courts thereof) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

CASA SYSTEMS, INC.

By:	/s/ Edward Durkin
Name:	Edward Durkin
Title:	Chief Executive Officer and Interim Chief Financial Officer

[Signature Page to Registration Rights Agreement]

The Lenders:

[***]

By:
Name:
Title:

[ ] By checking this box, the Lender signing above hereby requests that such Lender does not receive notice from the Company of any proposed registration or offering, which request made hereby shall constitute an Opt-Out Notice for purposes of Section 2(d)(iii); provided, however, that the Lender may later revoke such Opt-Out Notice in writing at any time.

[Signature Pages on File with the Company]

[Signature Page to Registration Rights Agreement]

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	one or more underwritten offerings;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

A-1

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”) amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

A-2

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement.

A-3